Related party transactions	12 Months Ended
Dec. 31, 2024
Disclosure of transactions between related parties [abstract]
Related party transactions
27. Related party transactions
Key management includes directors (executive and non-executive), officers and senior management. The compensation paid or payable to key management for employee services, including amortization of share-based payments, is shown in the table below. In 2024, the salaries and other short-term employee benefits paid or payable to key management are $11.2 million (2023 – $8.6 million), which is included in total employee benefits of $39.9 million (2023 – $37.5 million) recognized in general and administrative expenses, employee benefit plan expenses and share-based compensation expenses in the statements of operations.

	2024	2023

Salaries and other short-term employee benefits	$11,205	$8,586
Employee benefit plan	536	494
Share-based payments	8,014	4,995
Termination benefits	1,728	3,536
	$21,483	$17,611